                                                                   EXHIBIT 10.67

                             TERMINATION AGREEMENT
                             ---------------------

     This TERMINATION AGREEMENT dated as of March 29, 2001, is among NMT Medical, Inc., a Delaware corporation, NMT Heart, Inc., a Delaware corporation, NMT Investments Corp., a Massachusetts corporation, NMT NeuroSciences (International), Inc., a Delaware corporation, NMT NeuroSciences (US), Inc., a Delaware corporation, NMT NeuroSciences (IP), Inc., a Delaware corporation, and NMT Neurosciences Innovasive Systems, Inc., a Florida corporation (collectively, the "Borrowers"), and Brown Brothers Harriman & Co. (the "Lender"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

                                   Recitals
                                   --------

     A. Pursuant to the terms of that certain Credit Agreement dated as of September 13, 1999, among the Borrowers and the Lender (as amended to date, the "Credit Agreement"), the Lender has provided certain financial accommodations to the Borrowers;

     B. The Borrowers have (i) repaid to the Lender all outstanding Loans under the Credit Agreement and paid all of their other obligations thereunder (including, without limitation, all outstanding fees, charges and disbursements of counsel for the Lender) and (ii) delivered to the Lender any original Letters of Credit outstanding under the Credit Agreement marked "terminated"; and

     C. The Borrowers and the Lender desire to terminate the Credit Agreement and the ability of the Borrowers to borrow thereunder.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     Section 1. Termination of Loan Documents. The Credit Agreement and each of the security documents and pledge agreements referred to in Section 4.01 of the Credit Agreement or otherwise provided to the Lender in connection with the Credit Agreement and the transactions contemplated thereby (collectively, with the Credit Agreement, the "Loan Documents") are hereby terminated and shall be of no further force or effect, except, as to each such Loan Document, for provisions therein that expressly survive the termination of such Loan Document, including, without limitation, Sections 2.11, 2.12 and 8.03 of the Credit Agreement in accordance with Section 8.05 thereof. The Borrowers hereby terminate all obligations of the Lender to make any further extensions of credit pursuant to the Credit Agreement. At the request of the Borrowers, the Lender shall this day deliver to the Borrowers the promissory note executed by the Borrowers in favor of the Lender pursuant to the Credit Agreement.

     Section 2. Release of Collateral. The Lender hereby terminates and releases any security interests in or liens on any property of the Borrowers or any other party heretofore granted to secure the payment or performance of the obligations of the Borrowers under the Loan Documents (collectively, the "Collateral"), and hereby releases and reassigns all such Collateral to the Borrowers or such other parties (as applicable). At the request of the Borrowers, the Lender shall this day return to the Borrowers all stock certificates and other Collateral delivered to the Lender.

     Section 3. Further Assurances. The parties to this Agreement shall, upon the reasonable request of the other party and at the reasonable expense of the Borrowers (including, without limitation, the payment of the reasonable fees, charges and disbursements of counsel for the Lender), take any and all actions and execute any and all documents (including, but not limited to, the UCC-3 termination statements attached hereto as Exhibit A and the patent assignment termination attached hereto as Exhibit B) necessary or desirable to effectuate the terms and intent of this Agreement, including, without limitation, the termination of the Loan Documents as provided herein and the release of the Collateral. Without limiting the generality of the foregoing, at the request of the Borrowers, the Lender hereby reconfirms its authorization (as set forth in that certain Release of Security Interest Agreement dated as of March 20, 2000) of J.H. Whitney & Co. and Whitney Subordinated Debt Fund, L.P. (collectively, "Whitney") to, at the expense of the Borrowers, execute and deliver to the Borrowers all patent security interest terminations or other documentation, and take any and all actions, deemed necessary or advisable by the Borrowers to evidence, implement or confirm the termination of Whitney's security interest in or lien on the non-United States patents of the Borrowers and/or the affiliates of the Borrowers (such security interest in and/or lien on such non-United States patents to have been held by Whitney for the benefit of the Lender pursuant to that certain Amendment No. 2 to Subordinated Note and Common Stock Purchase Agreement, dated as of September 13, 1999, by and among NMT Medical, Inc. and Whitney).

     Section 4. Miscellaneous. This Agreement (i) may be executed in any number of counterparts, which together shall constitute one instrument, (ii) shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the Commonwealth of Massachusetts and (iii) shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                                 [END OF TEXT]

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     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as of the date hereof.


                                    NMT MEDICAL, INC.


                                    By: /s/ John E. Ahern
                                       ------------------------------
                                       Name: John E. Ahern
                                       Title Chief Executive Officer


                                    NMT HEART, INC.


                                    By: /s/ John E. Ahern
                                       ------------------------------
                                       Name: John E. Ahern
                                       Title President


                                    NMT INVESTMENTS CORP.


                                    By: /s/ John E. Ahern
                                       ------------------------------
                                       Name: John E. Ahern
                                       Title President


                                    NMT NEUROSCIENCES
                                    (INTERNATIONAL), INC.


                                    By: /s/ John E. Ahern
                                       ------------------------------
                                       Name: John E. Ahern
                                       Title President


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

                                    NMT NEUROSCIENCES (US), INC.


                                    By: /s/ John E. Ahern
                                       ------------------------------
                                       Name: John E. Ahern
                                       Title President


                                    NMT NEUROSCIENCES (IP), INC.


                                    By: /s/ John E. Ahern
                                       ------------------------------
                                       Name: John E. Ahern
                                       Title President


                                    NMT NEUROSCIENCES
                                    INNOVASIVE SYSTEMS, INC.


                                    By: /s/ John E. Ahern
                                       ------------------------------
                                       Name: John E. Ahern
                                       Title President


                                    BROWN BROTHERS HARRIMAN & CO.


                                    By: /s/ Gregory S. Pachus
                                       ------------------------------
                                       Name: Gregory S. Pachus
                                       Title Vice President

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